UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 15, 2006

                            HAIR THERAPISTS, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-51516                20-0667864
---------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

             9664 Tapestry Pine Street, Las Vegas, NV 89178
       --------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 498-7365
                    -------------------------------------
                         (Issuer's Telephone Number)


               3415 Ocatillo Mesa Way, North Las Vegas, NV 89031
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 15, 2006, Hair Therapists, Inc., ("HAIR" or "the Registrant") a Nevada corporation and TAM of Henderson, Inc.,, ("TAM") a Nevada corporation entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby TAM has acquired all the outstanding shares of common stock of HAIR from its sole stockholder in an exchange for $3,000 cash in a transaction where TAM is the successor corporation. The Merger was approved by the unanimous consent of the Board of Directors of HAIR (one officer, one shareholder) and TAM on March 14, 2006.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, TAM is the successor issuer to HAIR for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for TAM to succeed to the registration status of HAIR under the Exchange Act pursuant to Rule 12g-3. HAIR, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. TAM of Henderson, Inc. director and officer became the director and officer of the Surviving Corporation. The sole director and officer of HAIR resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of HAIR become the Articles and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein.
(See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

REGISTRANT'S BUSINESS
---------------------

Hair Therapists, Inc. was incorporated under the laws of the State of Nevada on January 28, 2004. The Company was formed as a blank check company for the purpose of seeking to complete a merger or business acquisition transaction.
The Company has been in the developmental stage since inception and has conducted virtually no business operations other than organizational activities. The Company has no full-time employees and owns no real estate or personal property.

TAM'S BUSINESS
--------------

TAM of Henderson, Inc. ("TAM"), was incorporated in Nevada on January 15, 2004. TAM provides a training program to instruct servers/sellers of alcoholic beverages, in the Southern Nevada area, on how to assist customers in making responsible decisions about beverage alcohol.

Business Strategy
-----------------

TAM of Henderson is an educational program delivered to the licensed beverage industry in conjunction with liquor control, law enforcement, highway safety and substance abuse organizations. The Company is no longer affiliated with the national Techniques of Alcohol Management organization headquartered in Lansing, MI. (See Recent Events.)

TAM of Henderson, Inc. is a business with the mission is to provide quality, affordable education services to those employees who work in the liquor industry. TAM of Henderson, Inc. provides a 4-hour alcohol awareness training program for employees required to complete an alcohol techniques management class. These classes are required for employees in the liquor industry. Many of the hotels and casinos in Southern Nevada require their employees to be educated in the techniques of alcohol management.

TAM training provides risk management tools that should be used by all beverage licensees to control the day-to-day operations of their businesses. The training covers a wide variety of information including:

o  False Identification
o  Laws, Rules, and Regulations
o  Clinical Effects of Alcohol
o  Customer Disturbances
o  Alcohol Management

Industry
--------

Owners of alcoholic licensees have long realized that responsible, attentive, professional service is good for business. Through the TAM of Henderson, licensees and their employees can make sure they understand the complex and sensitive situations that could develop and how to effectively carry out their responsibilities. TAM of Henderson provides licensees and their staff with the answers to many of the difficult questions surrounding alcohol sale/service. TAM of Henderson can help alcoholic retailer demonstrates their commitment to education as the best means of increasing responsible decision-making when dealing with beverage alcohol.

TAM of Henderson is currently updating its educational platform to offer a program developed by alcoholic licensees for alcoholic licensees. TAM of Henderson, plans to offer education program to the employees of licensed beverage establishments in Southern Nevada. Licensees, managers, bartenders, servers, door managers, greeters, valet parking attendants, cashiers, stock clerks, etc., can benefit from TAM of Henderson training. The TAM of Henderson course is being customized to include specific information about Nevada state laws, as they relate to the alcohol beverage industry.

Marketing Strategies
--------------------

TAM of Henderson plans to offer formal classes, to drinking establishment employees in Southern Nevada pertaining to alcoholic awareness. The basic objectives include:

o To provide employees with the skills necessary for the prevention of illegal sales of beverage alcohol to underage persons.

o To lay the groundwork for an attitude of professionalism and ethical conduct among service personnel who deal with alcohol beverages.

o To improve employee knowledge and understanding of their key role in positively and professionally representing the industry.

o To instill conflict management skills among employees of licensed establishments.


Internet Training
-----------------
TAM of Henderson also plans to offer these classes over the internet. Through the TAM of Henderson online program, licensees and their employees can ensure they understand the complex and sensitive situations that could develop and how to effectively carry out their responsibilities. TAM of Henderson online plans to provide licensees and their staff with the answers to many of the difficult questions surrounding alcohol sale/service. TAM of Henderson plans to demonstrate retailers' commitment to education as the best means of increasing responsible decision-making when dealing with beverage alcohol.

Competition
-----------

The Company will be competing against more established alcoholic awareness training centers. This additional competition may adversely effect the Company sales or capacity to retain or increase clientele or business. There are no assurances the Company will be able to successfully complete against these other competitors based on these factors. In order to compete with these other training centers, management plans to offer above average customer service, attention, and cost effectiveness to its customers.

Recent Event
------------

TAM of Henderson, Inc. originally entered into a license agreement with Techniques of Alcohol Management, a leading nationally certified educational/ training program, headquartered in Lansing, MI. Their training program is designed to educate licensees and service employees on the responsible and professional service of beverage alcohol. During 2005, Techniques of Alcohol Management cancelled their licensing agreement with TAM of Henderson, Inc. The licensing agreement was cancelled pursuant to a dispute with a change of management of TAM of Henderson, Inc.

The Company now plans to develop its own educational platform, to conform specifically with the Nevada alcohol regulation, without infringing on the literature and training materials developed by Techniques of Alcohol Management. The servers/sellers of alcoholic beverages training program will incorporate Nevada regulations into its training platform.


Employees
---------

The Company currently has one employee who serves as the sole Officer and Director of the Company. Until the Company can demonstrate profitability on a consistent basis, the Company does not plan on adding any new full time employees.


RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.



(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements from inception on December through its year end for December 31, 2005. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.

(c)  COMPETITION

TAM faces intense competition from larger and better-established companies, such as Techniques of Alcohol Management that may prevent TAM from ever becoming a significant market leader. Management expects the competition to intensify in the future, especially with internet service employee training programs. Barriers to entry are relatively low, and current and new competitors can launch new sites at relatively low costs using commercially available software. Pressures created by TAM's competitors could negatively impact its business, results of operations and financial condition.

Some of TAM's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, TAM's competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors as use of the Internet and other online services increases. Therefore, some of TAM's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to website and systems development or may try to attract traffic by offering incentives such as free products and/or services. Increased competition may result in reduced operating margins, loss of market share and diminished value in the TAM brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

New technologies and the expansion of existing technologies may increase competitive pressures on the Company by enabling its competitors to offer products at a lower cost. Certain Web-based applications that direct Internet traffic to certain Web sites may channel users to other similar educational programs that may compete with TAM. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.


(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies heavily upon the services and expertise of Evagelina Esparza Barrza (President). In order to implement the business plan of the Company, management recognizes that additional staff will be required. Management plans to seek consultants and trainers to conduct its alcoholic training programs. No assurances can be given that TAM will be able to find suitable staff that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.

(e) THE COMPANY IS DEPENDENT ON ITS OFFICER TO DEVELOP AND IMPLEMENT ITS BUSINESS PLAN.

TAM plans to rely heavily on Evagelina Esparza Barrza (President). Should the Company be deprived of the services of its sole officer/director for any reason during this period of expansion, the results would be devastating to the Company and could lead to its dissolution. Management cannot be sure that this business model will be successful. The Company does not currently have an employment agreement with Evagelina Esparza Barrza.

(f) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, TAM would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(g)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 9664 Tapestry Pine Street, Las Vegas, NV 89178.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                 Position
-------------     ---                 --------------------------
Evagelina Esparza Barrza     66       President and Director

----------------------------------------------------------------



Biography of Evagelina Esparza Barrza, Director
-----------------------------------------------

Evagelina Esparza Barrza, CEO, and Director of TAM of Henderson, Inc., originally began her career as a general nurse in Public Health. She worked in this position for 35-years with the Secretaria de Salubrid y Assistencia in Torreon, Coahuila, Mexico. She subsequently attended law school at Universidad Autonoma de Coahuila, Mexico for six years and graduated from law school in 1992. For the past 12 years, she has been working as a licensed attorney in Mexico.

Mrs. Evagelina Esparza Barrza has assisted numerous firms and individuals in managing their affairs through both the good and the bad times. Her experience ranges from project management teams to demonstrating a successful management consulting practice. Her domestic and international experience, contacts, negotiating and management skills have been met and accomplished the short and long-term goals of her clients. Mrs. Esparza specializes in project management, health care; personnel; and management consulting of operated & non-operated properties and project construction. Her experience in making appropriate recommendations and decisions is demonstrated through the success of her consulting and law practice.

She was President and Director of Absolute Glass Protection, Inc., (Commission File Number: 0-31715) a Nevada Corporation from, April, 2005 to July, 2005. Absolute Glass Protection subsequently merged Jagged Peak, Inc. on July 8, 2005.

She was President and Director eClic, Inc., a Nevada corporation (Commission File Number: 0-26181) from December, 2003 to December, 2005. eClic has subsequently merged with AngioGenex, Inc. on December 30, 2005.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received annual compensation during the fiscal year ended December
31, 2005.   TAM intends to pay salaries when cash flow permits.



SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
For Hair Therapists, Inc.:
Doreen E. Zimmerman
    Former CEO     2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-

For TAM of Henderson, Inc.:
Evagelina Esparza Barrza
    President      2005     -0-            -0-           -0-
    Director       2004     -0-            -0-           -0-

-------------------------------------------------------------------------------

Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
For Hair Therapists, Inc.:
Doreen E. Zimmerman
    Former CEO     2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-

For TAM of Henderson, Inc.
Evagelina Esparza Barrza
    President      2005    -0-           -0-                -0-      -0-
    Director       2004    -0-           -0-                -0-      -0-

------------------------------------------------------------------------------


The Company currently does not have employment agreements with its sole executive officer/director. The executive officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

TAM Common Stock, $0.001 par value, is not traded on any market medium.

DESCRIPTION OF HAIR THERAPISTS SECURITIES

In accordance with its amended and restated certificate of incorporation, Hair Therapists is authorized to issue up to 70,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of December 31, 2005, there were 230,000 shares of Common Stock issued and outstanding. There is no Preferred
Stock issued nor outstanding.


TAM OF HENDERSON COMMON STOCK

On January 15, 2004, the Company issued 8,000,000 (post-split) shares of its $0.001 par value common stock for cash.

On September 30, 2004, the Company completed a public offering of shares of common stock of the Company pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended, whereby it sold 2,450,000 (post-split) shares of the Common Stock of the Company for cash of $12,250 to 46 unaffiliated shareholders of record

On September 30, 2004, the Company effectuated a two-for-one forward stock split.

As of March 15, 2006, there were 10,450,000 shares of Common Stock issued and outstanding, held by approximately 47 shareholders of record. There are no outstanding stock options or warrants. TAM has 70,000,000 shares, par value $0.001, authorized.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

Market For TAM's Common Stock
-----------------------------

TAM of Henderson's Common Stock is traded on the Pink Sheets (National Quotation Bureau) under the symbol "TMHN." No shares have traded in TMHN as of March 15, 2006.


B.  Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $0.001 per share, no preferred shares are issued nor outstanding.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help TAM's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

Item 5.01 Changes in Control of Registrant

On March 15, 2006, Doreen E. Zimmerman resigned as the sole officer and director of the Registrant and TAM's directors, Evagelina Esparza Barrza became the President and sole Director of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholder of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, TAM is the successor issuer to HAIR for reporting purposes under the Securities Exchange Act of 1934, as amended
(the "Act"). The purpose of this transaction was for TAM to succeed to the registration status of HAIR under the Exchange Act pursuant to Rule 12g-3. HAIR, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. TAM, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of HAIR resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of HAIR become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of March 15, 2006 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                      Amount
Title   Name and Address                             of shares      Percent
of      of Beneficial                                held by          of
Class   Owner of Shares               Position        Owner          Class(1)
----------------------------------------------------------------------------
Common  Evagelina Esparza Barrza (2)  Pres. Director         0        0%
Common  Bolsa S.A. (3)                Shareholder    8,000,000       76%
---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 person)                                       0        0%

(1) The percentages listed in the Percent of Class column are based upon 10,450,000 issued and outstanding shares of Common Stock.
(2) Evagelina Esparza Barrza, 11a y Negrete 2050, Apdo. 44, Tijuana, BC 20001, Mexico.
(3) Bolsa, S.A., a Panamanian Company, Edif. Afra, 72 San Franciso, Panama City, Panama. The beneficial owner of Bolsa, S. A. is Lic. David Gonzalez, who is also the President of Bolsa S.A.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 15, 2006, HAIR accepted the resignations of Doreen E. Zimmerman as Officer and Director and Evagelina Esparza Barrza became the President and Director of the Registrant.

Pursuant to the merger, the sole Officer and Director of TAM, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Effective as of March 15, 2006, the Registrant's Board of Directors will amend its Articles of Incorporation and By-laws. The Articles of Merger change the name of Registrant from Hair Therapists, Inc. to TAM of Henderson, Inc. (See Exhibit A, of Merger Agreement filed as an exhibit to this Current Report on Form 8-K.)


Item 5.06. Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 and Item 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01  Other Events

Based on the acquisition of TAM of Henderson, Inc., the Registrant has moved its headquarters from 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031 to 9664 Tapestry Pine Street, Las Vegas, NV 89178, effective March 15, 2006.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of TAM for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.2 the audited consolidated financial statements of TAM for the period from January 15, 2004 (inception) to December 31, 2005.

The required financial statements of HAIR for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.4 the audited consolidated financial statements of HAIR for the period from January 28, 2004 (inception) to December 31, 2005.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of TAM for are included herein. This Current Report provides exhibit 99.3 and the unaudited pro forma consolidated financial information of the Hair Therapists, Inc. and TAM of Henderson, Inc.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Hair Therapists, Inc. and TAM of Henderson, Inc. dated March 15, 2006.

        99.2* Audited Financials for TAM of Henderson, Inc. through December 31, 2005.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the Hair Therapists, Inc. and TAM of Henderson, Inc.

        99.4 Audited Financials for Hair Therapists, Inc., through December 31, 2005.

---------------------
*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TAM of Henderson, Inc.
                             (formerly Hair Therapists, Inc.
                             -------------------------------
                                      Registrant

                                By: /s/ Evagelina Esparza Barrza
                                ------------------------------------
                                 Name:  Evagelina Esparza Barrza
                                 Title: Director

Dated:  March 15, 2006

                                  Exhibit Index

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Hair Therapists, Inc. and TAM of Henderson, Inc. dated March 15, 2006.

        99.2* Audited Financials for TAM of Henderson, Inc. through December 31, 2005.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the Hair Therapists, Inc. and TAM of Henderson, Inc.

        99.4 Audited Financials for Hair Therapists, Inc., through December 31, 2005.

---------------------
*This filing.